UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

Public Service Electric and Gas Company

(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973 430-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
8.00% First and Refunding Mortgage Bonds, due 2037	PEG37D	New York Stock Exchange
5.00% First and Refunding Mortgage Bonds, due 2037	PEG 37J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01	Other Events

On January 5, 2026, Public Service Electric and Gas Company (“PSE&G”) commenced its program for the issuance from time to time of up to $4,575,000,000 principal amount of its Secured Medium-Term Notes, Series R (the “Series R Notes”) due 1 year to 30 years from the date of issuance. The Series R Notes will be secured as to payment of the principal thereof (exclusive of any premium) and interest thereon by $4,575,000,000 of PSE&G’s First and Refunding Mortgage Bonds, Medium-Term Notes Series R (the “Bonds”).

On January 7, 2026, PSE&G completed a public offering of $500,000,000 aggregate principal amount of its 4.200% Secured Medium-Term Notes, Series R, due January 1, 2031 and $500,000,000 aggregate principal amount of its 5.625% Secured Medium-Term Notes, Series R, due January 1, 2056 (collectively, the “Notes”). The Notes were offered and sold by PSE&G pursuant to a registration statement on Form S-3 (File No. 333-275512) (the “Registration Statement”) and the related Prospectus dated November 13, 2023, Prospectus Supplement dated January 5, 2026, and Pricing Supplements dated January 5, 2026.

In connection with the commencement of the program and the offering of the Notes, PSE&G is filing herewith the following exhibits:

•	Distribution Agreement, dated January 5, 2026 (the “Distribution Agreement”), among PSE&G and the agents named therein, relating to the Series R Notes; and

•	Opinion of John C. Walmsley, Associate Counsel of PSEG Services Corporation, addressing the legality of the Bonds and the Notes,

each of which is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

Exhibit 1	Distribution Agreement, dated January 5, 2026, among PSE&G and the agents named therein, relating to the Series R Notes.

Exhibit 5	Opinion of John C. Walmsley, Associate Counsel of PSEG Services Corporation, addressing the legality of the Bonds and the Notes.

Exhibit 23	Consent of John C. Walmsley, Associate Counsel of PSEG Services Corporation (included in Exhibit 5).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)

Date: January 7, 2026